Exhibit 10.3

AMENDMENT NO. 2 TO LOAN AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AGREEMENT (this “Amendment”) is entered into as of February 10, 2010, by and between BROTMAN MEDICAL CENTER, INC., a California corporation (“Borrower”) and JHA WEST 16, LLC, a Delaware limited liability company (“Lender”).

RECITALS

WHEREAS, Borrower and Lender (collectively, the “Parties”) are parties to that certain Loan Agreement, dated as of July 9, 2008, as amended by that certain Amendment No. 1 to Loan Agreement, dated as of April 14, 2009 (as amended, the “Loan Agreement”);

WHEREAS, the Parties have determined that it is in their respective best interests to amend the Loan Agreement as specified herein; and

WHEREAS, capitalized terms used, but not otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties hereby agree as follows:

AGREEMENT

1.                                       The definition of “Put Right” in the Loan Agreement is hereby amended and restated as follows:

“Put Right:  Means Lender’s right to declare the unpaid Loan Amount, including any remaining interest and any other amounts due and payable under the Loan Documents, immediately due and payable at any time following October 14, 2010 and prior to the date which is twenty-four (24) months after the Closing Date, subject to Lender providing written notification to Borrower of its exercise of the Put Right at least one hundred and eighty (180) days in advance.  Lender may not provide notification of its exercise of the Put Right prior to October 14, 2010.”

2.                                       Except as expressly set forth in this Amendment, the Loan Agreement (as amended to date) shall remain in full force and effect and shall not be deemed to have been modified or amended by this Amendment.  Each of the Parties understands and agrees that by executing and delivering this Amendment the other Parties do not hereby waive any of their respective rights or remedies under the Loan Agreement (as amended to date).

3.                                       From and after the date hereof, all references in the Loan Agreement and each of the other Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

4.                                       This Amendment, together with the Loan Agreement (as amended to date), constitutes the entire understanding of the Parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto are expressly superseded hereby.

5.                                       This Amendment, the rights of the Parties hereunder and the interpretation hereof shall be governed by, and construed in accordance with, the internal laws of the State of California, in all respects.  To the extent permitted by law, Borrower hereby waives any right to a trial by jury in any action relating to this Amendment.

6.                                       This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.  Any signature delivered by facsimile or electronic mail shall be deemed to be an original signature hereunder.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

“BORROWER” BROTMAN MEDICAL CENTER, INC.,
a California corporation

By:	/s/ Von Crockett
	Name:	Von Crockett
	Title:	CEO

“LENDER”

JHA WEST 16, LLC,
a Delaware limited liability company

By:	JHA Geriatric Services, Inc.,
a California corporation
Its:	Sole Member

By:	/s/ Mary M. Forrest
	Name:	Mary M. Forrest
	Title:	CEO

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO LOAN AGREEMENT]